UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03726

BNY Mellon New York Tax Exempt Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

ANNUAL REPORT May 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021, through May 31, 2022, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers of Insight North America LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2022, the BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “fund”) achieved a total return of −7.19%.1 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of −6.79% for the same period.2

Municipal bonds lost ground during the period, and the fund lagged the Index, mainly due to unfavorable asset allocation.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal, New York State, and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York State and New York City income taxes. The fund invests at least 80% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher), or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. Dollar-weighted, average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent relative values.

Markets Hindered by Inflation and Rising Rates

Fixed-income markets posted a negative performance during the reporting period, which was driven by intermittent concerns about the pandemic, worries about rising inflation, Russia’s invasion of Ukraine and tightening of monetary policy rate by the Federal Reserve (the “Fed”).

Early in the reporting period, the municipal bond market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the federal government. This, and a number of other factors, produced strong inflows to the market.

The fiscal health of issuers has also been supported by a strengthening economy. During much of the pandemic, real estate and income tax collections failed to decline as much as predicted, and progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely able to work from home. Strong stock market returns also boosted revenues from capital gains taxes.

Later in the reporting period, however, a number of headwinds emerged. As oil prices rose, and inflation measures reached multi-decade highs, the outlook for inflation shifted away from the view that pricing pressures were “transitory.” In addition, investors began to anticipate that the Fed would move to a policy of tightening. The Fed began tapering its bond purchases in November 2021 and accelerated the tapering in December 2021.

Fed officials also signaled that short-term interest rates would be raised, and in March 2022, they did raise the federal funds rate by 25 basis points. In May 2022, they followed that up with an increase of 50 basis points, bringing the federal funds rate target to 0.75% - 1.00%. The Fed also announced that its quantitative tightening program, in which it begins to reduce its bond holdings, would begin in June 2022.

Historically, municipal bonds have been perceived as a safe haven from turmoil in fixed-income markets. But the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds, especially in the second half of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum. In addition, the latter part of the period was characterized by volatility stemming from these headwinds as well as from the war in Ukraine.

While headwinds prevailed over most of the period, credit fundamentals in the municipal market remain strong. In addition, turmoil has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

In fact, late in the reporting period, attractive values in the municipal bond market brought some investors back into the market. In addition, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, provided some support to the market.

Asset Allocation Hindered Performance

The fund’s performance was hindered somewhat by its asset allocation. An overweight position in revenue bonds had a slightly negative effect, but certain sectors lagged to a greater extent. Overweight positions in prepaid gas, tobacco and airports were particularly detrimental. An underweight position in state general obligation bonds also hampered performance slightly. The fund did not make use of derivatives during the period.

In contrast, the fund’s performance benefited from its positioning in some revenue bond sectors. In particular, positions in public power and special tax contributed positively. The fund’s shorter duration versus the Index also benefited performance, as did positions in lower-quality bonds, which performed particularly well early in the reporting period.

Volatility May Persist in the Near-Term

Given high inflation and rising interest rates, the outlook for municipal bonds could include a high degree of interest rate volatility. Much will depend on the success of the Fed in bringing inflation down from 40-year highs. In this environment, we will look to maintain a neutral stance on duration. The market continues to be supported by the economic expansion, prudent fiscal management by municipal bond issuers and unprecedented financial support by the federal government. Credit fundamentals, therefore, remain strong, and with the market’s recent volatility, valuations have become attractive, potentially providing investment opportunities.

June 15, 2022

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon New York Tax Exempt Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in BNY Mellon New York Tax Exempt Bond Fund, Inc. on 5/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and its performance shown in the line graph above takes into account fees and expenses. The Index is not limited to investments principally in New York municipal obligations. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2022
	1 Year	5 Years	10 Years
BNY Mellon New York Tax Exempt Bond Fund, Inc.	-7.19%	1.17%	1.94%
Bloomberg U.S. Municipal Bond Index	-6.79%	1.78%	2.54%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New York Tax Exempt Bond Fund, Inc. from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

Expenses paid per $1,000†	$3.55
Ending value (after expenses)	$923.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

Expenses paid per $1,000†	$3.73
Ending value (after expenses)	$1,021.24
†	Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2%
New York - 99.4%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	2,940,000		2,939,571
Brookhaven Local Development Corp., Revenue Bonds (Jefferson's Ferry Project) Ser. B	4.00	11/1/2045	1,480,000		1,497,214
Broome County Local Development Corp., Revenue Bonds, Refunding (Good Shepherd Village at Endwell Obligated Group)	4.00	7/1/2041	1,530,000		1,427,098
Broome County Local Development Corp., Revenue Bonds, Refunding (United Health Services Hospitals Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	4/1/2050	2,000,000		1,989,489
Build New York City Resource Corp., Revenue Bonds (New Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000		589,580
Build New York City Resource Corp., Revenue Bonds (New Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000		376,111
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2038	1,000,000		1,037,945
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2043	1,350,000		1,398,569
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	4.00	7/1/2041	3,000,000		2,999,408
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2035	4,280,000		4,503,229
Dutchess County Local Development Corp., Revenue Bonds, Refunding (Nuvance Health Obligated Group) Ser. B	4.00	7/1/2049	2,750,000		2,701,551
Glen Cove Local Economic Assistance Corp., Revenue Bonds (Garvies Point Public Improvement Project) Ser. B	0.00	1/1/2045	18,600,000	[a]	5,403,322

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Molloy College Project)	5.00	7/1/2039	1,200,000	1,270,009
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	2/15/2047	7,000,000	7,079,264
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2039	3,000,000	3,224,641
Long Island Power Authority, Revenue Bonds	5.00	9/1/2047	3,000,000	3,296,171
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2038	2,900,000	3,029,248
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2037	2,150,000	2,251,912
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2041	2,030,000	2,109,313
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2037	2,000,000	2,257,837
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	3,300,000	3,480,852
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2030	3,350,000	3,680,623
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2036	6,000,000	6,549,160
Long Island Power Authority, Revenue Bonds, Ser. B	5.00	9/1/2045	3,000,000	3,194,271
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2038	5,920,000	6,278,511
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2037	9,825,000	10,433,717
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	5,000,000	5,312,835
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2027	4,250,000	4,315,526
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2037	3,000,000	3,146,687
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2041	6,690,000	6,761,972

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2046	10,000,000	10,399,012
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2035	2,500,000	2,610,088
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D1	5.00	11/1/2027	4,370,000	4,435,835
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.25	11/15/2036	7,210,000	7,516,619
Metropolitan Transportation Authority, Revenue Bonds, Ser. D1	5.25	11/15/2044	5,000,000	5,252,659
Metropolitan Transportation Authority, Revenue Bonds, Ser. E	5.00	11/15/2043	11,760,000	12,112,117
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	10,000,000	10,020,150
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2046	2,500,000	2,614,451
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (Rochester Regional Health Obligated Group)	4.00	12/1/2046	1,000,000	954,726
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	5,000,000	5,006,267
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2035	800,000	876,320
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2037	1,000,000	1,093,680
New York City, GO, Refunding, Ser. A	5.00	8/1/2027	10,000,000	10,799,978
New York City, GO, Refunding, Ser. A	5.00	8/1/2030	3,000,000	3,167,555
New York City, GO, Refunding, Ser. A	5.00	8/1/2032	2,000,000	2,111,704
New York City, GO, Refunding, Ser. C	5.00	8/1/2034	10,885,000	11,580,835
New York City, GO, Refunding, Ser. C	5.00	8/1/2032	3,820,000	4,068,268
New York City, GO, Refunding, Ser. E	5.00	8/1/2032	13,000,000	14,197,525
New York City, GO, Ser. A1	5.00	8/1/2037	5,000,000	5,433,831
New York City, GO, Ser. AA1	4.00	8/1/2037	4,000,000	4,157,039

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York City, GO, Ser. C	4.00	8/1/2039	1,000,000		1,038,937
New York City, GO, Ser. C	4.00	8/1/2037	5,000,000		5,212,906
New York City, GO, Ser. D1	4.00	3/1/2041	5,700,000		5,926,563
New York City, GO, Ser. D1	5.50	5/1/2044	1,000,000		1,201,867
New York City, GO, Ser. D1	5.50	5/1/2045	875,000		1,050,160
New York City, GO, Ser. F1	4.00	3/1/2047	2,000,000		2,064,923
New York City, GO, Ser. F1	5.00	4/1/2035	3,500,000		3,889,899
New York City, GO, Ser. F1	5.00	4/1/2034	3,000,000		3,341,339
New York City Housing Development Corp., Revenue Bonds (LOC; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,500,000	[b]	1,395,855
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2030	2,000,000		2,235,954
New York City Industrial Development Agency, Revenue Bonds, Refunding (Transportation Infrastructure Properties Obligated Group) Ser. A	5.00	7/1/2028	5,000,000		5,007,738
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2031	2,500,000		2,641,850
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	4,000,000		3,985,126
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2040	8,000,000		9,025,610
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2044	20,000,000		20,863,750
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. CC2	4.00	6/15/2041	5,500,000		5,695,038
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. HH	5.00	6/15/2039	5,000,000		5,341,617

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. DD	5.00	6/15/2047	4,000,000		4,338,265
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. DD1	4.00	6/15/2050	5,000,000		5,162,658
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S1	5.00	7/15/2043	8,185,000		8,521,067
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S2	5.00	7/15/2040	5,000,000		5,260,808
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.00	7/15/2043	8,760,000		9,593,517
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	8/1/2030	11,665,000		12,359,690
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2039	15,500,000		17,012,461
New York City Transitional Finance Authority, Revenue Bonds, Ser. A3	5.00	8/1/2040	9,545,000		10,451,300
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	11/1/2040	5,000,000		5,194,844
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2048	5,000,000		5,160,362
New York City Transitional Finance Authority, Revenue Bonds, Ser. C3	5.00	5/1/2040	10,000,000		10,990,541
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2033	5,210,000		5,436,607
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2036	5,000,000		5,204,962
New York City Transitional Finance Authority, Revenue Bonds, Ser. D-S	4.00	11/1/2039	3,585,000		3,747,000
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2040	3,250,000		3,497,422
New York Convention Center Development Corp., Revenue Bonds, Ser. A	0.00	11/15/2050	18,180,000	[a]	4,470,878
New York Convention Center Development Corp., Revenue Bonds, Ser. B	0.00	11/15/2046	7,220,000	[a]	2,157,753
New York Counties Tobacco Trust I, Revenue Bonds, Ser. A	6.50	6/1/2035	170,000		170,029

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	3,000,000		2,807,469
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	10,000,000	[c]	10,043,215
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	5,650,000		6,677,831
New York Power Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2045	6,890,000		7,005,131
New York State Dormitory Authority, Revenue Bonds (Fordham University)	4.00	7/1/2046	1,500,000		1,497,482
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center) (Insured; National Public Finance Guarantee Corp.) Ser. 1	0.00	7/1/2028	18,335,000	[a]	15,886,828
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	29,590,000		32,175,977
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology) Ser. A	5.00	7/1/2049	1,000,000		1,098,701
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center)	5.00	12/1/2035	1,800,000	[c]	1,912,623
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center)	5.00	12/1/2040	1,200,000	[c]	1,232,877
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2040	2,000,000		2,079,681
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2036	575,000		595,879

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2034	1,125,000		1,176,006
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan-Kettering Cancer Center) Ser. 1	5.00	7/1/2042	1,000,000		1,072,674
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2033	2,000,000		2,132,267
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2034	1,000,000		1,064,509
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2046	8,130,000		8,246,958
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2045	7,000,000		7,456,605
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	4.00	7/1/2048	2,775,000		2,750,160
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	5.00	7/1/2030	1,250,000		1,371,608
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School Project) Ser. A	5.00	7/1/2036	2,000,000		2,127,637
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School)	5.00	7/1/2040	5,200,000		5,407,170
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School)	5.00	7/1/2025	390,000	[d]	423,862
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2040	1,000,000		1,115,611
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2043	2,700,000		2,814,918

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	1,200,000	1,286,675
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2037	10,000,000	11,220,723
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	4.00	7/1/2037	986,000	1,026,884
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	4.00	7/1/2036	1,964,000	2,051,862
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2038	4,500,000	4,677,458
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	5.00	3/15/2036	7,000,000	8,176,206
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	7,000,000	7,286,217
New York State Dormitory Authority, Revenue Bonds, Ser. F	5.00	2/15/2039	3,840,000	4,081,156
New York State Environmental Facilities Corp., Revenue Bonds (State Revolving Fund)	5.00	11/15/2031	5,000,000	5,283,467
New York State Environmental Facilities Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/15/2041	15,000,000	16,400,932
New York State Mortgage Agency, Revenue Bonds, Ser. 223	3.50	4/1/2049	1,670,000	1,691,477
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	3,000,000	3,070,649
New York State Thruway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	2,500,000	2,667,299
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	5.00	3/15/2037	4,000,000	4,536,484
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2046	2,500,000	2,379,692
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	3,000,000	3,066,647

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	4,000,000		4,160,335
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2041	3,000,000		3,220,181
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	12,500,000		13,029,094
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	2,580,000		2,413,826
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2042	1,500,000		1,479,634
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2040	2,500,000		2,480,444
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2032	1,550,000		1,668,267
New York Transportation Development Corp., Revenue Bonds, Refunding (Terminal One Group Association Project)	5.00	1/1/2023	2,250,000		2,282,045
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	3,000,000	[c]	2,995,991
Oneida County Local Development Corp., Revenue Bonds (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2051	3,000,000		2,977,452
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	3,500,000		3,541,130

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
Onondaga Civic Development Corp., Revenue Bonds, Refunding (Syracuse University Project) Ser. A	5.00	12/1/2034	5,050,000		5,751,285
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	10/1/2035	5,000,000		5,276,334
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 211th	5.00	9/1/2048	3,000,000		3,338,313
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2037	1,000,000		1,044,554
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,047,237
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2036	1,255,000		1,277,953
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 183rd	5.00	12/15/2026	5,000,000		5,281,085
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 185th	5.00	9/1/2032	4,100,000		4,283,464
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2047	5,000,000		4,996,545
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	15,000,000		15,944,856
Schenectady County Capital Resource Corp., Revenue Bonds, Refunding (Union College Project)	5.25	7/1/2052	700,000		785,016
Suffolk County Economic Development Corp., Revenue Bonds (Catholic Health Services of Long Island Obligated Group Project) Ser. C	5.00	7/1/2031	2,370,000		2,450,444
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	4.00	6/1/2050	3,000,000		3,011,263
Tender Option Bond Trust Receipts (Series 2016-XM0376), (New York State Environmental Facilities Corporation, Revenue Bonds, Refunding (New York City Municipal Water Finance Authority Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	7.28	6/15/2031	5,000,000	[c,e,f]	5,166,919

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0376-2), (New York State Environmental Facilities Corporation, Revenue Bonds, Refunding (New York City Municipal Water Finance Authority Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	7.28	6/15/2032	5,000,000	[c,e,f]	5,166,331
Tender Option Bond Trust Receipts (Series 2016-XM0381), (New York State Dormitory Authority, Revenue Bonds (General Purpose)) Non-recourse, Underlying Coupon Rate (%) 5.00	7.28	2/15/2035	16,000,000	[c,e,f]	16,395,957
Tender Option Bond Trust Receipts (Series 2016-XM0383), (New York City Municipal Water Finance Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	7.27	6/15/2035	9,435,000	[c,e,f]	9,712,879
The Genesee County Funding Corp., Revenue Bonds, Refunding (Rochester Regional Health Obligated Group) Ser. A	5.25	12/1/2052	2,500,000		2,697,459
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2051	3,000,000		3,085,951
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2037	10,000,000		11,185,285
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	3,000,000		3,277,828
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	2,000,000		2,244,551
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	4.00	5/15/2046	2,500,000		2,579,332
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C3	3.00	5/15/2051	10,500,000		8,976,987
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2041	15,500,000		16,374,366
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	5,000,000		5,347,986
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	4,880,000		4,976,514
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2035	17,000,000		18,483,032

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 99.4% (continued)
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2041	7,000,000		7,829,862
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2041	5,000,000		5,194,370
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2042	450,000		480,368
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2034	200,000		214,111
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2028	280,000		301,549
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	5,000,000	[c]	4,797,067
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2041	8,010,000		8,529,445
Western Nassau County Water Authority, Revenue Bonds (Green Bond) Ser. A	4.00	4/1/2051	1,500,000		1,521,830
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2054	465,000		469,539
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000		648,623
				861,065,987

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
U.S. Related - .8%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2033	6,595,000	6,988,573
Total Investments (cost $881,883,438)			100.2%	868,054,560
Liabilities, Less Cash and Receivables			(0.2%)	(2,035,333)
Net Assets			100.0%	866,019,227

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities were valued at $57,423,859 or 6.63% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

Portfolio Summary (Unaudited) †	Value (%)
General	23.6
Transportation	17.0
Water	10.8
Education	9.9
General Obligation	9.2
Development	7.2
Medical	6.4
Power	4.4
Tobacco Settlement	4.4
Utilities	3.4
Airport	1.8
Nursing Homes	1.0
Housing	.6
Single Family Housing	.2
Multifamily Housing	.2
Prerefunded	.1
100.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	881,883,438	868,054,560
Cash		3,606,382
Interest receivable		11,829,988
Receivable for shares of Common Stock subscribed		2,171,045
Prepaid expenses		19,021
		885,680,996
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		474,508
Payable for floating rate notes issued—Note 4		17,715,000
Payable for investment securities purchased		762,783
Payable for shares of Common Stock redeemed		537,130
Interest and expense payable related to floating rate notes issued—Note 4		65,279
Directors’ fees and expenses payable		10,768
Other accrued expenses		96,301
		19,661,769
Net Assets ($)		866,019,227
Composition of Net Assets ($):
Paid-in capital		878,814,483
Total distributable earnings (loss)		(12,795,256)
Net Assets ($)		866,019,227

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	62,864,495
Net Asset Value Per Share ($)	13.78

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2022

Investment Income ($):
Interest Income	30,690,185
Expenses:
Management fee—Note 3(a)	5,766,246
Shareholder servicing costs—Note 3(b)	734,575
Interest and expense related to floating rate notes issued—Note 4	154,799
Professional fees	114,805
Directors’ fees and expenses—Note 3(c)	73,248
Registration fees	30,450
Prospectus and shareholders’ reports	28,244
Chief Compliance Officer fees—Note 3(b)	18,393
Custodian fees—Note 3(b)	15,815
Loan commitment fees—Note 2	9,470
Miscellaneous	39,853
Total Expenses	6,985,898
Net Investment Income	23,704,287
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	946,299
Net change in unrealized appreciation (depreciation) on investments	(94,695,869)
Net Realized and Unrealized Gain (Loss) on Investments	(93,749,570)
Net (Decrease) in Net Assets Resulting from Operations	(70,045,283)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2022	2021
Operations ($):
Net investment income	23,704,287	25,509,725
Net realized gain (loss) on investments	946,299	2,010,426
Net change in unrealized appreciation (depreciation) on investments	(94,695,869)	28,990,963
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,045,283)	56,511,114
Distributions ($):
Distributions to shareholders	(25,665,703)	(25,297,330)
Capital Stock Transactions ($):
Net proceeds from shares sold	51,840,725	52,824,553
Distributions reinvested	20,900,923	20,381,175
Cost of shares redeemed	(115,184,146)	(98,800,509)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(42,442,498)	(25,594,781)
Total Increase (Decrease) in Net Assets	(138,153,484)	5,619,003
Net Assets ($):
Beginning of Period	1,004,172,711	998,553,708
End of Period	866,019,227	1,004,172,711
Capital Share Transactions (Shares):
Shares sold	3,506,552	3,502,767
Shares issued for distributions reinvested	1,415,812	1,351,146
Shares redeemed	(7,891,640)	(6,544,928)
Net Increase (Decrease) in Shares Outstanding	(2,969,276)	(1,691,015)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.25	14.79	14.90	14.59	14.93
Investment Operations:
Net investment income[a]	.37	.38	.41	.43	.44
Net realized and unrealized gain (loss) on investments	(1.45)	.46	(.11)	.31	(.34)
Total from Investment Operations	(1.08)	.84	.30	.74	.10
Distributions:
Dividends from net investment income	(.36)	(.38)	(.41)	(.43)	(.44)
Dividends from net realized gain on investments	(.03)	-	-	-	-
Total Distributions	(.39)	(.38)	(.41)	(.43)	(.44)
Net asset value, end of period	13.78	15.25	14.79	14.90	14.59
Total Return (%)	(7.19)	5.73	1.99	5.20	.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.75	.78	.74
Ratio of net expenses to average net assets	.73	.73	.74	.78	.74
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.02	.05	.07	.04
Ratio of net investment income to average net assets	2.47	2.53	2.72	3.00	2.97
Portfolio Turnover Rate	10.71	7.44	13.75	10.22	10.37
Net Assets, end of period ($ x 1,000)	866,019	1,004,173	998,554	1,060,198	1,079,323

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-adviser pursuant to a sub-advisory agreement between the Adviser and Sub-Adviser. The Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market

NOTES TO FINANCIAL STATEMENTS (continued)

conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	868,054,560	-	868,054,560
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(17,715,000)	-	(17,715,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $952,542 and unrealized depreciation $13,696,116. In addition, the fund had $51,682 of capital losses realized after October 31, 2021, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2022 and May 31, 2021 were as follows: tax-exempt income $23,657,167 and $25,296,861, ordinary income $0 and $469 and long-term capital gains $2,008,536 and $0 respectively.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Adviser or the Adviser will bear, such excess expense. During the period ended May 31, 2022, there was no expense reimbursement pursuant to the Agreement.

As of the Effective Date, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal

NOTES TO FINANCIAL STATEMENTS (continued)

services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2022, the fund was charged $435,663 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2022, the fund was charged $181,682 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $15,815 pursuant to the custody agreement.

The fund compensates the Custodian under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2022, the fund was charged $10,710 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2022, the fund was charged $18,393 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $432,461, Custodian fees of $5,229, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $32,656.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2022, amounted to $101,392,777 and $135,821,863, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity

NOTES TO FINANCIAL STATEMENTS (continued)

Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2022 was approximately $17,715,000, with a related weighted average annualized interest rate of .87%.

At May 31, 2022, the cost of investments for federal income tax purposes was $864,035,676; accordingly, accumulated net unrealized depreciation on investments was $13,696,116, consisting of $13,532,959 gross unrealized appreciation and $27,229,075 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon New York Tax Exempt Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended May 31, 2022 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. Also, the fund hereby reports $.0309 per share as a long-term capital gain distribution paid on December 23, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on May 17, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail no-load New York municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), all for various periods ended March 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

load New York municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. They also considered that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and below the Performance Universe median for all periods, except the six month period ended March 31, 2022 when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for all periods, except the three-years period when it was at the Performance Group median and the six months period when it was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when yield performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in two of the ten calendar years shown. The Board also noted that the fund had a four-star rating for the three-, five- and ten-year periods and a four-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board considered the Adviser’s efforts to improve fund performance and agreed to continue to closely monitor performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for the remainder of their one-year terms.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Joni Evans (80)

Board Member (1985)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

Alan H. Howard (62)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Burton N. Wallack (71)

Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (76)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon New York Tax Exempt Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DRNYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0980AR0522

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,494 in 2021 and $36,204 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,683 in 2021 and $13,304 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,147 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $8,158 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,071 in 2021 and $3,241 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,686,546 in 2021 and $2,224,030 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: July 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)